AASLD 2026 Investor Update: Direct cccDNA Elimination Leads to an Era of Potential Chronic Hepatitis B Viral Cure Confidential

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the design of PBGENE-HBV for viral cure through cccDNA elimination; meeting Phase 1 ELIMINATE-B objective and identifying go-forward dose of 0.4 mg/kg for a Phase 2 study; key expected inflection points through 2027 for PBGENE-HBV including initiating the ELIMINATE-B2 global Phase 2 study in Q1 2027 and rapidly enrolling that trial as well as continued Phase 2 study execution, rolling viral cure data and Phase 2 combination data compared to bepirovirsen alone B-Well studies with 19% functional cure rate in H2 2027; key expected inflection points through 2027 for PBGENE-DMD including a safety update from initial PBGENE-DMD patients, 3 month dystrophin from those initial patients and expansion into Part 2 of the FUNCTION-DMD trial in H1 2027 and 12 month dystrophin and functional data from initial patients in H2 2027; expansion expectations around reproducible liver biopsies and durability of pgRNA loss; expectations around cccDNA elimination as the only path to viral cure; goal of PBGENE-HBV to be the foundation of HBV treatment as either a monotherapy to deliver viral cure or part of a combination with an ASO to drive functional cures; expectations that PBGENE-HBV eliminates cccDNA, potentially changing the natural history of chronic Hepatitis B enabling a viral cure; expectations around PBGENE-HBV driving durable pgRNA loss in both HBeAg positive and negative patients; pgRNA loss in HBeAg positive patient with 3.7-log baseline pgRNA demonstrating PBGENE-HBV potently eliminates cccDNA in the highest viral burden population; robust efficacy data supporting 0.4 mg/kg as the go forward dose for PBGENE-HBV; favorable therapeutic index for PBGENE-HBV at 0.4 mg/kg supports further evaluation in Phase 2; reducing cccDNA load/viral burden is believed to be essential to deliver cure to more patients and PBGENE-HBV has potential to achieve this as a monotherapy and/or in combination with any other therapies; expectation that PBGENE-HBV cccDNA elimination may lead to a deeper suppression of viral transcripts with bepirovirsen potentially resulting in a higher functional cure rate; expected initiation of dosing of Phase 2 study in Q1 2027 and rolling data for viral and functional cure from ELIMINATE-B2 global Phase 2 study in H2 2027; and expectations that PBGENE-DMD continues to advance in FUNCTION-DMD study and is on track to meet goal of 3 patients enrolled by end of 2026 and next steps of Part 1 (n=3) safety and 12-week biopsy readouts and continuing to Part 2 of the study (n=12, concurrent enrollment). 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Setting the Stage for Viral Cure

4 ASO, antisense oligonucleotide; CAM, capsid assembly modulator; cccDNA, covalently closed circular DNA; HBV, hepatitis B virus; mAb, monoclonal antibody; MOA, mechanism of action; NUC, nucleos(t)ide analog; siRNA, small interfering RNA. The Problem: cccDNA is the root cause of chronic hepatitis B Designed for Viral Cure Through cccDNA Elimination: PBGENE-HBV All other therapies suppress while preserving cccDNA: ASO, NUCs, siRNA, CAMs, entry inhibitors, epigenetic modifiers, mAbs, immune therapies Overview of MOAs

Since May 2026 at EASL… cccDNA, covalently closed circular DNA; EASL, European Association for the Study of the Liver; pgRNA, pregenomic RNA. 5 Treatment Effect in 100% of Patients 38 administrations, 16 patients From the Liver to the Blood Advent of pgRNA blood biomarker 100% of patients with durable pgRNA undetectable Evidence of Direct Elimination of cccDNA in Biopsy 1log reduction Safety Characterization Across Doses 0.2-0.8 mg/kg Phase 1 Global ELIMINATE-B Objective Met: With 59 Administrations in 25 Patients, Demonstrated cccDNA Elimination and Favorable Safety Profile at Go-Forward Dose of 0.4 mg/kg for Phase 2 Study

-4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Weeks from First Dose Pt 6 0.4 mg/kg Pt 7 0.8 mg/kg Pt 10 0.4 mg/kg Pt 14 0.65 mg/kg Pt 9 0.8 mg/kg Pt 12 0.4 mg/kg Pt 15 0.65 mg/kg Pt 16 0.65 mg/kg Pt 18 0.4 mg/kg Pt 21 0.4 mg/kg Pt 19 0.4 mg/kg Pre doseAASLD Late-Breaking Oral Presentation at AASLD Demonstrating cccDNA Elimination at 0.4 mg/kg AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; pgRNA, pregenomic RNA; Pt, patient. Data cutoff: September 28, 2026. 6 Reproducible Liver Biopsies 11 Patients with pgRNA Loss, 0 0.2 0.4 0.6 0.8 1 First Biopsy Second Biopsy No rm al iz ed c cc DN A tr an sc ri pt s Patient 6 at AASLD 35-fold (1.5-log) decrease

AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; pgRNA, pregenomic RNA. Data cutoff: September 28, 2026. 7 Dose 1 Dose 2 Limit of Detection0 1000 2000 3000 4000 5000 6000 -14 0 14 28 42 56 70 HB V pg RN A (C /m L) Days from first dose 100% Loss of pgRNA in the First HBeAg+ Patient 0 AASLD 100% pgRNA Loss in the First HBeAg+ Patient Groundbreaking Late-Breaking Oral Presentation at AASLD Demonstrating cccDNA Elimination at 0.4 mg/kg

Establishing PBGENE-HBV as the Foundation of Treatment in HBV: ELIMINATE-B Trial Moves to Phase 2 Expansion PBGENE-HBV 0.4 mg/kg Q8W Viral Cure cccDNA Elimination Endpoint: Undetectable HBV DNA off therapy Functional Cure Suppression of viral infection Endpoint: Undetectable HBV DNA and HBsAg off therapy Cessation of Nucleos(t)ide Analogs Monotherapy Followed by ASO/bepirovirsen* *Japan MHLW Approval Date; August 24, 2026. US FDA Approval Date; October 20, 2026. ASO, antisense oligonucleotide; cccDNA, covalently closed circular DNA; FDA, US Food and Drug Administration; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; MHLW, Ministry of Health, Labour and Welfare; Q8W, every 8 weeks. Endpoints

PBGENE-HBV: Eliminating cccDNA to Drive Viral Cure

cccDNA Is the Only Source of New Infectious Particles Known as HBV DNA 10 cccDNA in liver pgRNA in blood HBV DNA in blood (Infectious particles) cccDNA, covalently closed circular DNA; HBV, hepatitis B virus; pgRNA, pregenomic RNA. The Trinity of HBV Infection cccDNA makes pgRNA makes HBV DNA Therefore, cccDNA Elimination is the Only Path to Viral Cure

While on NUCs, Patients in ELIMINATE-B Have Undetectable HBV DNA 11 cccDNA in liver pgRNA in blood HBV DNA in blood (Infectious particles) cccDNA is only present in the liver and requires biopsies Therefore, pgRNA is the biomarker in the blood for HBV DNA NUC cccDNA, covalently closed circular DNA; HBV, hepatitis B virus; NUC, nucleos(t)ide analog; pgRNA, pregenomic RNA. NUCs prevent conversion of pgRNA to HBV DNA

From Decades to Days: PBGENE-HBV Eliminates cccDNA, Potentially Changing the Natural History of Chronic Hepatitis B Enabling a Viral Cure 12 cccDNA in liver pgRNA in blood HBV DNA in blood (Infectious particles) By directly eliminating cccDNA, PBGENE-HBV is designed to eradicate the trinity of viral replication PBGENE-HBV cccDNA, covalently closed circular DNA; HBV, hepatitis B virus; pgRNA, pregenomic RNA. TARGET BIOMARKER ENDPOINT View FDA Guidance

Phase 1 ELIMINATE-B Data Support Advancement to Phase 2

Patient Baseline Characteristics (n=25) 14 C/mL, copies per milliliter; HBeAg, hepatitis B e antigen; HBsAg, hepatitis B surface antigen; IU/mL, international units per milliliter; NUC, nucleos(t)ide analog; pgRNA, pregenomic RNA; TND, target not detected. Screening HBsAg value used for Patient 25, awaiting value at baseline. Number Percent Sex Male 20 80 Ethnicity/ Race Caucasian 7 28 Asian 16 64 Native Hawaiian or Other Pacific Islander 2 8 Mean Range Age (years) 48 34-64 Time on NUCs (years) 11.8 1.2-29.1 Baseline pgRNA (C/mL) 257 TND-5,750 Baseline HBsAg (IU/mL) 4203 178-34,489

15 HBV, hepatitis B virus; Pt; patient. Data cutoff: September 28, 2026. Comprehensive Evaluation of PBGENE-HBV: 59 Administrations in 25 Patients Across 4 Dose Levels 0.4 mg/kg0.2 mg/kg 0.8 mg/kg0.65 mg/kg

16 HBV, hepatitis B virus; Pt; patient. Data cutoff: September 28, 2026. Extensive Experience with the Go-Forward Dose 0.4 mg/kg PBGENE-HBV 3 pts 9 admins 3 pts 7 admins 6 pts 13 admins 13 pts 30 admins 0.4 mg/kg0.2 mg/kg 0.8 mg/kg0.65 mg/kg Achieved Target Product Profile for PBGENE-HBV as Low as 0.4 mg/kg

-4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Weeks from First Dose NEW AASLD DATA: PBGENE-HBV Drives Ongoing Durable pgRNA Undetectable Through cccDNA Elimination 17 Roche cobas® HBV RNA test limit of detection 3.3-5 copies/mL, limit of quantitation 10 copies/mL, https://pubmed.ncbi.nlm.nih.gov/37879886/ Three additional patients are detectable for pgRNA at baseline, but not yet evaluable for pgRNA. Evaluable patients defined as those who have 28 days of data from initial dose. AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; NUC, nucleos(t)ide analog; pgRNA, pregenomic RNA. Data cutoff: September 28, 2026. cccDNA pgRNA HBV DNA Patient 6 0.4 mg/kg Patient 7 0.8 mg/kg Patient 10 0.4 mg/kg Patient 14 0.65 mg/kg Patient 9 0.8 mg/kg Patient 12 0.4 mg/kg Patient 15 0.65 mg/kg Patient 16 0.65 mg/kg Patient 18 0.4 mg/kg Patient 17 0.65 mg/kg Patient 21 0.4 mg/kg Patient 19 0.4 mg/kg Pre dose HBV pgRNA Detected HBV pgRNA Not Detected Dose Administration 95% reduction at data cutoff with assessment ongoing Green is Good NUC

Patient 6 0.4 mg/kg Patient 10 0.4 mg/kg Patient 12 0.4 mg/kg Patient 18 0.4 mg/kg Patient 21 0.4 mg/kg Patient 19 0.4 mg/kg -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Weeks from First Dose NEW AASLD DATA: PBGENE-HBV Drives Ongoing Durable pgRNA Undetectable Through cccDNA Elimination 18 cccDNA pgRNA HBV DNA HBV pgRNA Detected HBV pgRNA Not Detected Dose Administration pgRNA Loss in 100% of Patients at 0.4 mg/kg NUC HBeAg+ Pre-dose Roche cobas® HBV RNA test limit of detection 3.3-5 copies/mL, limit of quantitation 10 copies/mL, https://pubmed.ncbi.nlm.nih.gov/37879886/ Three additional patients are detectable for pgRNA at baseline, but not yet evaluable for pgRNA. Evaluable patients defined as those who have 28 days of data from initial dose. AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; NUC, nucleos(t)ide analog; pgRNA, pregenomic RNA. Data cutoff: September 28, 2026.

HBeAg Positive Patients: The Most Difficult to Treat with Greatest cccDNA Burden The median cccDNA levels were 2-3log higher in HBeAg+ patients compared to HBeAg- patients. — Werle-Lapostolle et al, 2004, Gastroenterology

A Viral Cure is Hardest to Achieve in HBeAg Positive Patients Because They Have Logarithmically More cccDNA and Therefore More pgRNA

HBeAg Positive

cccDNA in liver | pgRNA in blood



HBeAg Negative

cccDNA in liver | pgRNA in blood



cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; pgRNA, pregenomic RNA.

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Dose 1 Dose 2 0 1000 2000 3000 4000 5000 6000 -14 0 14 28 42 56 70 HB V pg RN A (C /m L) Days from First Dose HBV pgRNA: Patient 19 NEW AASLD DATA: Eliminating cccDNA at 0.4 mg/kg Leads to 100% Loss of pgRNA in First HBeAg+ Patient 100% Loss of pgRNA in First HBeAg Positive Patient 0 pgRNA loss in first HBeAg positive patient with 3.7-log baseline pgRNA demonstrates PBGENE-HBV potently eliminated cccDNA in the highest viral burden population Limit of Detection 21 AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; pgRNA, pregenomic RNA. Data cutoff: September 28, 2026.

Liver Biopsy Evidence Supports cccDNA Elimination at 0.4 mg/kg

NEW AASLD DATA: Biopsy Data Reproduced Potent cccDNA Elimination at 0.4 mg/kg 23 AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA. Data cutoff: September 28, 2026. 0 0.2 0.4 0.6 0.8 1 First Biopsy Second Biopsy No rm al iz ed c cc DN A tr an sc ri pt s 10-fold (1-log) decrease Dose 1 Dose 2 Patient 5 Dose 3 First Biopsy Second Biopsy 0 0.2 0.4 0.6 0.8 1 First Biopsy Second Biopsy No rm al iz ed c cc DN A tr an sc ri pt s 35-fold (1.5-log) decrease Dose 1 Dose 4Dose 2 Patient 6 Dose 3 First Biopsy Second Biopsy Literature

Secondary Biomarker HBsAg: Every ELIMINATE-B Patient Experienced Treatment Effect with PBGENE-HBV (n=24 evaluable at time of data cutoff)

25 The 3 patients with only 1 dose administered to date are detectable for pgRNA at baseline, but not yet evaluable for pgRNA. Patient 25 is not yet evaluable for efficacy. AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBsAg, hepatitis B surface antigen; pgRNA, pregenomic RNA. Data cutoff: September 28, 2026. Significant maximal HBsAg declines across all patients (n=24) -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% M ax D ec lin e in H Bs Ag F ro m B as el in e (p er ce nt ag e) NEW AASLD DATA: Substantial HBsAg Declines Indicative of cccDNA Elimination in All Patients With or Without pgRNA 0.4 mg/kg0.2 mg/kg 0.65 mg/kg 0.8 mg/kg Only 1 dose administered to date pgRNA detectable at baseline

26 Patient 25 is not yet evaluable for efficacy. AASLD, American Association for the Study of Liver Diseases; HBsAg, hepatitis B surface antigen. Data cutoff: September 28, 2026. Maximal HBsAg declines observed as low as 0.4 mg/kg -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% M ax D ec lin e in H Bs Ag F ro m B as el in e (p er ce nt ag e) NEW AASLD DATA: 0.4 mg/kg is Sufficient for Maximal Efficacy & Durability 0.4 mg/kg Only 1 dose administered to date 0.65 mg/kg 0.8 mg/kg Durability

0 0.2 0.4 0.6 0.8 1 First Biopsy Second Biopsy No rm al iz ed c cc DN A tr an sc ri pt s Patient 6 at AASLD 35-fold (1.5-log) decrease NEW AASLD DATA: Definitive Phase 1 Efficacy Data Support 0.4 mg/kg as Go-Forward Dose AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; pgRNA, pregenomic RNA; Pt, patient. Data cutoff: September 28, 2026. 27 100% pgRNA Loss in First HBeAg+ Patient Dose 1 Dose 2 Limit of Detection 0 1000 2000 3000 4000 5000 6000 -14 0 14 28 42 56 70 HB V pg RN A (C /m L) Days from First Dose 100% Loss of pgRNA in First HBeAg+ Patient Durable pgRNA Loss Groundbreaking 0 AASLD Reproducible Liver Biopsies -log cccDNA Elimination -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Weeks from First Dose Pt 6 0.4 mg/kg Pt 7 0.8 mg/kg Pt 10 0.4 mg/kg Pt 14 0.65 mg/kg Pt 9 0.8 mg/kg Pt 12 0.4 mg/kg Pt 15 0.65 mg/kg Pt 16 0.65 mg/kg Pt 18 0.4 mg/kg Pt 17 0.65 mg/kg Pt 21 0.4 mg/kg Pt 19 0.4 mg/kg Pre-doseAASLD

PBGENE-HBV Safety Profile Executive Summary

- 59 doses administered across 25 evaluable patients
- Primary Endpoint: No dose-limiting toxicities observed
- Most common adverse events are infusion-related reactions consistent with LNP effects, with onset and resolution within 24 hours of infusion
- Consistent with LNP effects, transient, reversible ALT/AST lab abnormalities have been observed. All were asymptomatic with no elevated bilirubin, and no cases of Hy's Law
- No Grade ≥3 hypotension has been observed at the go-forward dose of 0.4 mg/kg since implementing modified infusion protocol (n=15 administrations in 8 patients)
- Safety at 0.4 and 0.65 mg/kg is the focus of today's presentation
- Reminder from May 2026: Repeat doses at 0.8 mg/kg without current infusion protocol were not continued[1]

Favorable therapeutic index for PBGENE-HBV at 0.4 mg/kg supports further evaluation in Phase 2

ALT, alanine aminotransferase; AST, aspartate aminotransferase; HBV, hepatitis B virus; LNP, lipid nanoparticle.
Data cutoff: September 28, 2026.
1. All data from 0.8 mg/kg dose level presented in May 2026 Investor Presentation. No additional doses or safety events at 0.8 mg/kg.
https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-host-investor-webcast-discuss-late-breaking-pbgene-hbv

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PBGENE-HBV Safety Profile: Clear Evidence of Therapeutic Window at 0.4 mg/kg

Number of patients with AEs[a]:		0.65 mg/kg n=6	0.4 mg/kg n=13	0.4 mg/kg w/ current infusion protocol n=8 of 13
Grade 3	Hypotension	4	3[b]	-
Grade 3 and 4	ALT/AST lab abnormality	4	2	1
SAEs		-	-	-

- **Current Infusion Protocol:** No Grade ≥3 hypotension has been observed at 0.4 mg/kg since implementing a simple modified infusion protocol to blunt LNP-related inflammatory response (5-hour infusion, 20 mg dexamethasone, prophylactic saline infusion)
- **Current Infusion Protocol:** One delayed ALT/AST lab abnormality was observed after third dose, with peak ALT at 306 U/L and AST at 278 U/L. No intervention was required, no changes in bilirubin were observed, and no cases of Hy's Law
- Repeat administrations at 0.65 mg/kg resulted in a higher number of patients with transient Grade 3 hypotension and ALT/AST lab abnormalities. No changes in bilirubin and no Hy's Law. These lab abnormalities were transient; 3/4 patients fully resolved on their own, 1 patient received steroid intervention and has resolved

Favorable safety profile for PBGENE-HBV at 0.4 mg/kg
Aligned with DMC and Investigators

CTCAE

AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; DMC, data monitoring committee; HBV, hepatitis B virus; LNP, lipid nanoparticle; SAE, serious adverse event.
Data cutoff: September 28, 2026.
[a]AEs shown are treatment-related and possibly treatment-related. [b]Grade 3 hypotension was observed at 0.4 mg/kg prior to current infusion protocol.
1. Safety profile at 0.2 and 0.8 mg/kg were previously presented in May 2026, https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-host-investor-webcast-discuss-late-breaking-pbgene-hbv
2. Two SAEs were observed in the same patient dosed at 0.8 mg/kg. A grade 2 myocardial ischemia, mechanistically linked to acute hypotension, was considered treatment-related and resolved with no heart damage. An intracerebral hemorrhage occurred on day 30 post second dose and is considered possibly related.

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Go-Forward Phase 2 Dose of 0.4 mg/kg for PBGENE-HBV: Selected Based on Compelling Evidence

Efficacy:

- 100% of patients experienced a treatment effect with PBGENE-HBV (n=24)
- 92% (11/12) of patients achieved pgRNA loss to undetectable
  - Last remaining patient had 95% pgRNA reduction at data cutoff with assessment ongoing
- 100% of patients with ≥6 months follow-up have maintained durable pgRNA loss to undetectable
  - Maximal durability now up to ~1 year demonstrates permanence of cccDNA elimination
  - 100% of patients at 0.4 mg/kg have pgRNA loss to undetectable and remain undetectable
- 100% loss of pgRNA in hardest to treat patient, HBeAg+ patient
  - From 5,750 (3.7log) copies/mL at baseline to undetectable after 2 doses of 0.4 mg/kg
- Biopsies in 2 patients at 0.4 mg/kg show 1-log and 1.5-log reduction in cccDNA

Safety:

- At 0.4 mg/kg with current infusion protocol, PBGENE-HBV has a manageable safety profile with no SAEs, with all patients completing planned doses
- PBGENE-HBV has a well characterized and predictable safety profile; 59 dose administrations across 25 patients delivered globally in the ELIMINATE-B trial
- No Grade ≥3 hypotension at 0.4 mg/kg with current infusion protocol
- In the Global Phase 1 ELIMINATE-B trial, there were no cases of elevated bilirubin, Hy's Law, or evidence of synthetic liver dysfunction at any dose level

cccDNA, covalently closed circular DNA; HBeAg, hepatitis B e antigen; HBV, hepatitis B virus; pgRNA, pregenomic RNA; SAE, serious adverse event.

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What’s Next: PBGENE-HBV Moves to Phase 2 Global Expansion

Establishing PBGENE-HBV as the Foundation of Treatment in HBV: ELIMINATE-B Trial Moves to Phase 2 Expansion PBGENE-HBV 0.4 mg/kg Q8W Viral Cure cccDNA Elimination Endpoint: Undetectable HBV DNA off therapy Functional Cure Suppression of viral infection Endpoint: Undetectable HBV DNA and HBsAg off therapy Cessation of Nucleos(t)ide Analogs Monotherapy Followed by ASO/bepirovirsen* *Japan MHLW Approval Date; August 24, 2026. US FDA Approval Date; October 20, 2026. ASO, antisense oligonucleotide; cccDNA, covalently closed circular DNA; FDA, US Food and Drug Administration; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; MHLW, Ministry of Health, Labour and Welfare; Q8W, every 8 weeks. View FDA Guidance Details

PBGENE-HBV Goal to Improve Upon Cure Rates in CHB

Monotherapy

Viral Cure

Complete cccDNA elimination in the liver

FDA Endpoint: Undetectable HBV DNA for 6 months (off therapy including NUCs)[1]

- Viral Cure rate today: 0%
- Goal for PBGENE-HBV: Enable first ever viral cure

+ Combination with ASO

Functional Cure

Suppression of viral infection

FDA Endpoint: Undetectable HBV DNA and HBsAg for 6 months (off therapy including NUCs)[1]

- Functional Cure rate today: 19% (bepirovirsen*)[2]
- Goal in the field: 30% functional cure[3]

*Japan MHLW Approval Date; August 24, 2026. US FDA Approval Date; October 20, 2026.
ASO, antisense oligonucleotide; cccDNA, covalently closed circular DNA; CHB, chronic hepatitis B; FDA, US Food and Drug Administration; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; MHLW, Ministry of Health, Labour and Welfare.

1. FDA Guidance – Chronic Hepatitis B Virus Infection; Developing Drugs for Treatment; April 2022. Accessed April 30, 2026. 2. Hou J, et al. *N Engl J Med*. 2026;394(24):2395-2406.
3. Ren S, et al. *Front Public Health*. 2026;14:1707447.

View FDA Guidance

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Rationale for Potential Combination

Bepirovirsen Most Effective in Patients with Lower Viral Burden; 19% Functional Cure Rate in B-Well 1 and B-Well 2 Studies HBeAg+ 8% 19% 26% HBeAg, hepatitis B e antigen; HBsAg, hepatitis B surface antigen. Hou J, et al. N Engl J Med. 2026;394(24):2395-2406. Functional Cure Rates in B-Well 1 and B-Well 2 Phase 3 Studies 35 Higher Viral Burden Lower Viral Burden Bepi MOA

Synergy of PBGENE-HBV + ASO in HBV Mouse Model Drove Deeper Reductions in HBV DNA and HBsAg Improved Depth and Durability of HBV DNA and HBsAg Declines with PBGENE-HBV + ASO HBV DNA HBsAg ASO, antisense oligonucleotide; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus. Data on file. -60 -50 -40 -30 -20 -10 0 D ur ab le D ec lin e fr om B as el in e (P er ce nt ag e) ASO Alone PBGENE-HBV + ASO HBV Transgenic Mouse Model Treated with ASO alone or PBGENE-HBV + ASO Single dose of PBGENE-HBV Finite course of treatment with ASO (biosimilar to bepirovirsen) Off-treatment monitoring period with durability of the effect measured at the end of the study PBGENE-HBV + ASO Combination Resulted in Substantially Deeper Reductions in HBV DNA and HBsAg Compared to ASO Alone 36Bepi MOA

Establishing PBGENE-HBV as the Foundation of Treatment in HBV: ELIMINATE-B Trial Moves to Phase 2 Expansion PBGENE-HBV 0.4 mg/kg Q8W Viral Cure cccDNA Elimination Endpoint: Undetectable HBV DNA off therapy Functional Cure Suppression of viral infection Endpoint: Undetectable HBV DNA and HBsAg off therapy Cessation of Nucleos(t)ide Analogs Monotherapy *Japan MHLW Approval Date; August 24, 2026. US FDA Approval Date; October 20, 2026. ASO, antisense oligonucleotide; cccDNA, covalently closed circular DNA; FDA, US Food and Drug Administration; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; MHLW, Ministry of Health, Labour and Welfare; Q8W, every 8 weeks. View FDA Guidance Followed by ASO/bepirovirsen*

FUNCTION-DMD Clinical Momentum Continues with PBGENE-DMD

functionDMD

Phase 1/2 Study Designed for Safety and Speed

Clinical Trial Identifier: NCT07429240

Inclusion criteria

- Male age 2-7
- DMD with mutations in exons 45-55
- Stable IMR ≥12 weeks
- Up-to-date vaccines
- Able to complete age-appropriate motor testing assessments

Part 1:

Initial Safety Cohort (1x10^{14} vg/kg)
(n=3[a])

Dosed — Patient 1 → 8 weeks → Enrolled — Patient 2 → 4-8 weeks → In screening — Patient 3 →

Part 2:

Expansion Cohort
(n=4-15)

→ Patient 4–15

Time between patients gated by enrollment

[a]Up to 3 additional participants may be enrolled in Part 1, if needed, to further assess dosing or safety based on DSMB recommendation.
DMD, Duchenne muscular dystrophy; DSMB, data safety monitoring board; IMR, immune modulation regimen; MOA; mechanism of action; vg/kg, vector genomes per kilogram.
Precision BioSciences. FUNCTION-DMD: A Phase 1/2, Open-Label Study of PBGENE-DMD Gene Editing Therapy in Duchenne Muscular Dystrophy (NCT07429240). ClinicalTrials.gov. Updated February 24, 2026. https://clinicaltrials.gov/study/NCT07429240. Accessed February 25, 2026.

DMD MOA

39

PBGENE-DMD Continues To Advance In FUNCTION-DMD Study 1st patient successfully dosed August 2026 No serious adverse events, no adverse events of special interest (including no TMA, myocarditis, or acute liver injury) DSMB has reviewed patient 1 data through week 8 No safety concerns identified Endorsed decision to dose patients 2 & 3 without amendment to the protocol or need for further DSMB review within part 1 On track to meet goal of 3 patients enrolled by end of year Participants pre-screened and undergoing baseline assessments What’s next: Part 1 (n=3) safety and 12-week biopsy readouts Continuation to Part 2 of the study (n=12, concurrent enrollment) 40DMD, Duchenne muscular dystrophy; DSMB, data safety monitoring board; TMA, thrombotic microangiopathy.

Closing Thoughts

Precision BioSciences Has Numerous Upcoming Catalysts in Next 12 Months

Key Expected Inflection Points Through 2027

		eliminate b2 — PBGENE-HBV LNP Program	functionDMD — PBGENE-DMD AAV Program
2026	Q4	✓ AASLD Late-Breaking Oral Data Update & Phase 2 Study Plan	✓ Safety Update from Initial Patients
2027	H1	〉 Initiate ELIMINATE-B2 Global Ph2 Study in Q1 〉 Rapid Enrollment Across Multiple Continents	〉 3-month Dystrophin from Initial Patients 〉 Expansion into Part 2
	H2	〉 Continued Phase 2 Study Execution 〉 Generate Open Label Phase 2 Viral Cure Data 〉 Generate Open Label Phase 2 Combination Data Compared to Bepirovirsen Alone (19% functional cure)	〉 12-month Dystrophin from Initial Patients 〉 Functional Data from Initial Patients

AASLD, American Association for the Study of Liver Diseases; AAV, adeno-associated virus; DMD, Duchenne muscular dystrophy; H1, first half; H2, second half; HBV, hepatitis B virus; LNP, lipid nanoparticle; Ph2, phase 2; Q1, first quarter; Q4, fourth quarter.

HBV Steps

42

Appendix

PBGENE-HBV Positioned to Potentially Impact More Patients than Other Gene Therapy Programs



Other Gene Therapy Programs
Size based on worldwide prevalence
MPS IIIA
~3-5k
Ultragenyx
FAYUVI[14]
CGD
<10k
Prime
PM359
P47phox+X[1]
HD
75k
uniQure
AMT-130[13]
DMD
~300-400k
Sarepta
ELEVIDYS[12]
ATTRv-PN
ATTRv-CM
~450k
Intellia
Nex-z[2-5]
PiZ-AATD (Lung and Liver)
<1M
BEAM
BEAM-302[6]
HeFH
8M
Lilly/Verve
Verve 102[7]
wAMD
20M
Regenxbio/ AbbVie
Sura-vec[11]
SCD and Transfusion-Dependent Beta-Thal
25M
CRISPR Tx
Exa-cel[8-10]
cHBV
WW Prevalence
300M
US Prevalence
Up to 2.4M
Precision BioSciences
PBGENE-HBV

AATD, alpha-1 antitrypsin deficiency; ATTRv-CM, hereditary transthyretin amyloidosis with cardiomyopathy; ATTRv-PN, hereditary transthyretin amyloidosis with polyneuropathy; Beta-Thal, beta thalassemia; cHBV, chronic hepatitis B; CGD, chronic granulomatous disease; DMD, Duchenne muscular dystrophy; HD, Huntington's disease; HeFH, heterozygous familial hypercholesterolemia; k, thousand; M, million; MPS IIIA, mucopolysaccharidosis type IIIA; SCD, sickle cell disease; TD, transfusion-dependent; wAMD, wet age-related macular degeneration; WW, worldwide.

Prevalence does not equal addressable market.

1. Winkelstein JA, et al. Chronic granulomatous disease. Medicine (Baltimore). 2000;79(3):155. 2. Lovely M, et al. *Journal of Patient-Reported Outcomes*. 2021. 3. Lin H, et al. *Value Health*. 2019. 4. Morris A, et al. *Clin Ther*. 2022. 5. Detecting amyloidosis. AstraZeneca website. www.astrazeneca.com/media-centre/articles/2023/detecting-amyloidosis-understanding-the-different-types-of-attr.html. Published 2023. Accessed October 2, 2024. 6. Leme A, et al. *J Clin Invest*. 2021. 7. Familial hypercholesterolemia in adults: Overview. UpToDate website. www.uptodate.com/contents/familial-hypercholesterolemia-in-adults-overview#H1321616434. Accessed October 2, 2024. 8. Original Article: *Lancet Haematol*. 2023;10(8). 9. Correction: *Lancet Haematol*. 2023;10(8). 10. CRISPR Tx. EU application https://www.ema.europa.eu/en/documents/rmp/casgevy-epar-risk-management-plan_en.pdf. 11. Regenxbio. Sura-vec (ABBV-RGX-314) corporate presentation October 2026. Accessed October 27, 2026. 12. Prevalence and Incidence based on CureDuchenne and Orphanet Journal or Rare Diseases. 13. uniQure announces submission of biologics license application for AMT-130 for the treatment of Huntington's disease. News release. uniQure; September 2026. Accessed October 27, 2026. 14. Ultragenyx announces approval of FAYUVI™ gene therapy, the first-ever treatment for Sanfilippo syndrome type A. News release. Ultragenyx; September 2026. Accessed October 27, 2026.

Main

44

Chronic Hepatitis B Multi-Billion Dollar Market Opportunity:

Large patient population currently on non-curative treatment options

>300 Million
cHBV infections globally

Up to 2,400,000
cHBV infections in the US

US Market Opportunity of ~$10 Billion[1]

Driven by the drug-treated patient population today with total global aggregate revenue estimates up to ~$500B[3]

~250,000 patients in US	**~180,000** patients in Europe	**~4,000,000** patients in China	**~260,000** patients in Japan

Estimated ~5M patients in major markets infected with chronic HBV & treated with standard of care (SoC) nucleos(t)ide analog treatments[2,3]

Main

B, billion; cHBV, chronic hepatitis B; HBV, hepatitis B virus; M, million.
Additional 142,000 potentially drug treated in Africa.[3]
1. Chattopadhyay D, et al. "Precision BioSciences, Inc. (DTIL): The ARCUS Editing Platform — Initiating Coverage with a BUY Rating and $19 PT." Guggenheim Securities, LLC, 30 Apr. 2024.
2. Nguyen MH, et al. *Clin Microbiol Rev*. 2020;33(2):e00046-19. 3. Trucchio P. "Hepatitis B Breakthrough Boom: Navigating a $450-$500 Billion Frontier", H.C. Wainwright & Co. 14 Feb 2024.

45

Phase 2 Study Endpoints Aligned to Current HBV Regulatory Guidance 46 GUIDANCE DOCUMENT Chronic Hepatitis B Virus Infection: Developing Drugs for Treatment APRIL 2022 New finite duration therapies could be evaluated in clinical trials using any of the following efficacy endpoints: Sustained suppression (6 months or longer) of HBV DNA (less than LLOQ, TD or TND) off-treatment after a finite duration of therapy Sustained suppression (6 months or longer) of HBV DNA (less than LLOQ, TD or TND) off-treatment with HBsAg loss (less than 0.05 international unit/milliliter (IU/mL)) with or without HBsAb seroconversion after a finite duration of therapy DNA, deoxyribonucleic acid; FDA, US Food and Drug Administration; HBsAb, hepatitis B surface antibody; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; LLOQ, lower limit of quantification; TD, target detected; TND, target not detected. FDA Guidance – Chronic Hepatitis B Virus Infection; Developing Drugs for Treatment; April 2022. Accessed April 30, 2026. Phase 2 Design PBGENE-HBV Goal

ARCUS: Precision’s Proprietary Gene Editing Platform ARCUS wholly owned by Precision BioSciences Derived from the homing endonuclease I-CreI found in green algae Naturally evolved to drive high-efficiency editing >75 patents issued covering ARCUS and in vivo gene editing Founded in 2006 and dedicated to developing novel therapeutics designed with goal of curing difficult-to-treat diseases with high unmet need, including infectious and rare genetic diseases. 47

PBGENE-HBV Directly Eliminates cccDNA; All Other Therapies Suppress While Preserving cccDNA


Targeting the root source of CHB
PBGENE-HBV
Hepatocyte
Eliminates cccDNA
Inactivates Integrated HBV DNA
Nucleus
HBV transcripts
ANTISENSE OLIGONUCLEOTIDES
SMALL INTERFERING RNA
NUCLEOS(T)IDE ANALOGS
CAPSID ASSEMBLY MODULATORS
HBV RNA
HBV DNA
NUCLEIC ACID POLYMER THERAPY
HBsAg
HBcrAg
INTERFERON
IMMUNE RESPONSE ACTIVATION

cccDNA, covalently closed circular DNA; CHB, chronic hepatitis B; HBcrAg, hepatitis B core-related antigen; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus.
Adapted from https://www.natap.org/2017/HBV/090517_02.htm

"The Problem"

48

Studies Demonstrate Undetectable pgRNA Is Associated With Success of Stopping Nucleoside Analogs and Increasing Probability of Cure

Probability of Cure Stratifies on pgRNA

10X Increase in Probability of Cure With Non-quantifiable pgRNA



3%
Probability of cure
+pgRNA → -pgRNA
~30%
Probability of cure

Adapted from Terrault NA, et al.

pgRNA is a specific marker for cccDNA indicating viral load, whereas HBsAg protein measures protein load as it primarily comes from nonreplicating, integrated DNA in HBeAg negative patients[1,2]

pgRNA is a positive predictive indicator of viral cure after stopping NAs

- Melbourne HBV-STOP trial (n=65)[3]
- DARING-B study (n=57)[4]
- Compilation of 23 cohort studies (n=2043)[5]

pgRNA outperforms other biomarkers (eg, HBsAg) in predicting the effective and safe withdrawal of NAs[6]

cccDNA, covalently closed circular DNA; NA, nucleos(t)ide analog; pgRNA, pregenomic RNA (also known as HBV RNA).

1. Meier MA, et al. *J Hepatol*. 2021;75(4):840-847. 2. Taddese M, et al. *JCI*. 2025;135(6):e184243. 3. Thompson AJ, et al. *Hep Comm*. 2023;7:e0188.
4. Papatheodoridi M, et al. *J Viral Hepat*. 2022;29:948-957. 5. Wang DH, et al. *J Viral Hepat*. 2026; 11:e70167. 6. Terrault NA, et al. *J Infect Dis*. 2025;231(5):1290-1298.

49

-4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Weeks from First Dose Patient 6 0.4 mg/kg Patient 7 0.8 mg/kg Patient 10 0.4 mg/kg Patient 9 0.8 mg/kg Patient 12 0.4 mg/kg NEW AASLD DATA: ALL EASL Patients Have Achieved 6+ Months of Durable pgRNA Loss 50 AASLD, American Association for the Study of Liver Diseases; cccDNA, covalently closed circular DNA; EASL, European Association for the Study of the Liver; HBV, hepatitis B virus; NUC, nucleos(t)ide analog; pgRNA, pregenomic RNA Evaluable patients defined as those who have 28 days of data from initial dose. Data cutoff: September 28, 2026. HBV pgRNA Detected HBV pgRNA Not Detected Dose Administration Pre-dose Back to All Patients cccDNA pgRNA HBV DNA NUC

Lower cccDNA and Blood Biomarkers Track with Cure Rates Lower cccDNA in the liver is associated with significantly better odds of a sustained virologic response (adjusted odds ratio for log cccDNA was 5.3 [95% CI: 1.5-18.2, P = .009]) Sung et al, 2005, Gastroenterology Functionally cured patients show lower cccDNA and fewer HBsAg-positive hepatocytes than uncured patients; residual pool of cccDNA persists in functionally cured patients (eg, 2.70 copies/cell) Gao et al, 2023, Aliment Pharmacol Ther Xu et al, 2024, Front Med Blood pgRNA levels correlate with cccDNA levels more closely than HBsAg and are a significant predictor of off-treatment viral relapse Wang et al, 2026, J Viral Hepat Wang et al, 2021, Virol J Back to Biopsies cccDNA, covalently closed circular DNA; CI, confidence interval; HBsAg, hepatitis B surface antigen; pgRNA, pregenomic RNA. 51

cccDNA pgRNA HBV DNA (Infectious particles) HBsAg as a Secondary Biomarker Derived From cccDNA and Integrated HBV DNA 52 pgRNA is the cccDNA-specific biomarker HBsAg is a secondary biomarker expected to be reduced with cccDNA elimination cccDNA- specific Biomarker iDNA HBsAg Secondary Biomarker Back to HBsAg datacccDNA, covalently closed circular DNA; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; iDNA, integrated DNA; pgRNA, pregenomic RNA.

Establishing PBGENE-HBV as the Foundation of Treatment in HBV: ELIMINATE-B Trial Moves to Phase 2 Expansion

Monotherapy

PBGENE-HBV
0.4 mg/kg Q8W + NUC → NUC-Only → Stop NUC →

Viral Cure
cccDNA Elimination
Endpoint: Undetectable HBV DNA off therapy

Sequential ASO/bepirovirsen*

PBGENE-HBV
0.4 mg/kg Q8W + NUC → Bepi + NUC → NUC-Only → Stop NUC →

Functional Cure
Suppression of viral infection
Endpoint: Undetectable HBV DNA and HBsAg off therapy

*Japan MHLW Approval Date; August 24, 2026. US FDA Approval Date; October 20, 2026.
ASO, antisense oligonucleotide; cccDNA, covalently closed circular DNA; FDA, US Food and Drug Administration; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; MHLW, Ministry of Health, Labour and Welfare; Q8W, every 8 weeks.

Schema

53

Bepirovirsen Most Effective in Patients with Low Viral Burden; PBGENE-HBV Lowers Viral Burden and Potential to Increase Functional Cure Rate PBGENE-HBV Eliminates cccDNA to reduce viral burden Goal of deeper suppression of viral transcripts with Bepirovirsen Potential for a higher functional cure rate cccDNA pgRNA HBV DNA (Infectious particles) iDNA HBsAg BEPI (ASO) Bepirovirsen works at the RNA level, not the DNA level ASO, antisense oligonucleotide; BEPI, bepirovirsen; cccDNA, covalently closed circular DNA; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; iDNA, integrated DNA; pgRNA, pregenomic RNA. PBGENE-HBV 321 54Combo Rationale

PBGENE- 55 Patients with only 1 dose at 0.4 mg/kg as of the data cutoff have been excluded from this analysis. HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus. Data cutoff: September 28, 2026. Durable HBsAg Declines at -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% 0.40 0.65 0.80 M e a n H B sA g D e cl in e a t D a ta C u t (p er ce nt ag e) Dose level (mg/kg) 2 of 3 patients at 0.8 mg/kg received only 2 admins HBsAg Main Deck

PBGENE-HBV Safety Profile with CTCAE—Planned for Phase 2

CTCAE v6.0 –Planned for Phase 2

Number of patients with AEs[a]:		0.65 mg/kg n=6	0.4 mg/kg n=13	0.4 mg/kg w/ current infusion protocol n=8 of 13
Grade 3	Hypotension	-	-	-
Grade 3 and 4	ALT/AST lab abnormality	4	2	1
SAEs		-	-	-

- An independent pharmacovigilance firm has assessed adverse events of interest in the Phase 1 ELIMINATE-B study and provided an analysis of these events graded under CTCAE, which will be used in the Phase 2 ELIMINATE-B2 study
- Currently, ELIMINATE-B has utilized a DAIDS framework for assigning grades to adverse events
  - DAIDS often used with small molecules in infectious disease studies
- For Phase 2, ELIMINATE-B2 will utilize CTCAE framework for assigning grades to adverse events
  - CTCAE is commonly used in studies utilizing LNPs[1,2,3]
  - Infusion-related reactions are a common effect of LNPs, and CTCAE has a dedicated grading system outlined for IRRs and DAIDS does not

CTCAE, Common Terminology Criteria for Adverse Events; AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; DMC, data monitoring committee; HBV, hepatitis B virus; LNP, lipid nanoparticle; SAE, serious adverse event.
Data cutoff: September 28, 2026. Independent retrospective analysis was performed on hypotension and transaminase lab abnormalities.
[a]AEs shown are treatment-related and possibly treatment-related.

1. Gillmore, et al. *N Engl J Med*. 2021;385:493-502.
2. Cohn, et al. *N Engl J Med*. 2026;395:1471-1482.
3. Vafai, et al. *N Engl J Med*. 2026;395:648-659.

AE Table

56

Bepirovirsen Does Not Eliminate cccDNA, Thus End of Treatment Response is Not Maintained Bepi + NUC Treatment Period NUC-Only Period 24 weeks: End-of-Treatment Response 48 weeks: Assess for Stop NUCs Off-Therapy Period 72 weeks: Primary Outcome 54 29 24 30 32 30 16 39 46 0 20 40 60 80 100 24 weeks 48 weeks 72 weeks Pa rt ic ip an ts ( % ) Bepi, bepirovirsen; cccDNA, covalently closed circular DNA; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; NUC, nucleos(t)ide analog. Hou J, et al. N Engl J Med. 2026;394(24):2395-2406. End-of-Treatment Response: 54% Discussion: “Sequential or combination strategies with complementary HBV therapies may increase the percentage of patients who can have a functional cure with bepirovirsen.” Off-Therapy Response: 24% Undetectable HBsAg – HBsAg >100 57

PBGENE-DMD

Large Valuation Opportunity for Transformative Gene Therapy Drugs in DMD This was an increase from ~$3B in late 2017 when it received IND approval to initiate Phase 1 trials for Elevidys After receiving approval for its gene therapy Elevidys for DMD, Sarepta reached a peak market capitalization of ~$15.7B in June 2024. https://clinicaltrials.gov/study/NCT03375164 Sources: https://www.macrotrends.net/stocks/charts/SRPT/sarepta-therapeutics/market-cap Main

PBGENE-DMD Designed to Provide Durable Functional Improvement for 60% of Patients with DMD AAV, adeno-associated virus; DMD, Duchenne muscular dystrophy. 1. Béroud C, et al. Hum Mutat. 2007;28(2):196-202. . 60 PBGENE-DMD: A single AAV encodes 2 ARCUS proteins designed to permanently edit a patient’s own DNA sequence, resulting in naturally expressed, functional dystrophin Cytoplasm Nucleus ARCUS 1 ARCUS 2 Functional Dystrophin Dystrophin gene MUSCLE CELL MEMBRANE proteinsdystrophin 56 5745 46 47 48 49 50 51 52 53 54 5543 44 ARCUS 1 ARCUS 2 56 5743 44 proteins Up to 60% of patients have pathogenic mutations in exons 45-551 Back to Study Design

PBGENE-DMD Designed to Produce a Near-Full-Length Dystrophin Protein, Demonstrated to be Functional in Humans


Full-length Dystrophin
ABD H1 R1 R2 R3 H2 R4 R5 R6 R7 R8 R9 R10 R11 R12 R13 R14 R15 R16 R17 R18 R19 H3 R20 R21 R22 R23 R24 H4 CR CT
Full-length Dystrophin
Functional Dystrophin
ABD H1 R1 R2 R3 H2 R4 R5 R6 R7 R8 R9 R10 R11 R12 R13 R14 R15 R16 R1 2 R23 R24 H4 CR CT
PBGENE-DMD Dystrophin Gene Correction
~80% of full-length dystrophin
Truncated Synthetic Microdystrophins
ABD H1 R1 R2 R3 H2 R24 H4 CR
ABD H1 R1 R16 R17 R23 R24 H4 CR
Synthetic Microdystrophins
~34% of full-length dystrophin
"The truncated dystrophin apparently does not function quite as well as the full-length gene, even when overexpressed..."
— Phelps et al

ABD, actin-binding domain; CR, cysteine-rich domain; CT, C-terminal domain; DMD, Duchenne muscular dystrophy.
Phelps SF, et al. *Hum Mol Genet.* 1995;4(8):1251-1258.

61

Near-Full-Length Dystrophin Protein Has Known Function in Individuals with Dystrophin Del45-55 Genotype BMD, Becker muscular dystrophy; DMD, Duchenne muscular dystrophy. 1. Taglia A, et al. Acta Myol. 2015;34(1):9-13. 2. Echigoya Y, et al. J Pers Med. 2018;8(4):41. 3. Béroud C, et al. Hum Mutat. 2007;28(2):196-202. 4. Nakamura A. J Hum Genet. 2017;62(10):871-876. 62 Lifespan: • Can live into 60s-70s1-3 Clinical Presentation: • Asymptomatic or mild symptoms1-4 • Normal muscle strength and ambulation throughout life1,2 • Normal respiratory function2 • Myocardial involvement, often manageable with medication2 Lifespan: • Early death in late teens or 20s Clinical Presentation: • Progressive muscle weakness leading to loss of ambulation • Respiratory difficulties often contributing to early death • Cardiac complications contributing to early death • Neurological impairment in some patients Out-of-frame dystrophin gene (DMD) Del45-55 in-frame dystrophin gene (BMD)

~5% Dystrophin is Associated with Meaningful Clinical Benefit


Loss of ambulation (group A,B,C)
Cum Survival
Age (years)
A
B
C
NS
<.001
<.001


Survival
Cum Survival
Age (years)
A
B
C
NS
<.001
.002

No dystrophin (0%)
Group A (*n*=42)

Residual dystrophin (0-5%)
Group B (*n*=34)

Residual dystrophin (>5%)
Group C (*n*=14)

- ~5% dystrophin associated with prolonged ambulation beyond typical loss of ambulation time (~10–12 years) and linked to improved survival and milder diseases

It is expected that as little as 5% expression of functional dystrophin protein is needed to provide therapeutic benefit in patients with DMD

DMD, Duchenne muscular dystrophy.
de Feraudy Y, et al. *Ann Neurol*. 2021;89(2):280-292.

63

PBGENE-DMD Reason-to-Believe: Bridging to Investigation in Humans 64

PBGENE-DMD Resulted in Increased Dystrophin Protein Levels Over Time, Exceeding Expected Therapeutic Threshold DMD, Duchenne muscular dystrophy; vg/kg, vector genomes per kilogram. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd 65 Endogenously produced, near-full-length functional dystrophin protein increases through 9 months in mice Heart Calf Quadriceps 0 5 10 15 20 25 Treated disease mice (1e14 VG/kg) Dy st ro ph in R es to ra tio n (% ) 0 5 10 15 20 25 30 Treated disease mice (1e14 VG/kg) Dy st ro ph in R es to ra tio n (% ) 0 5 10 15 Treated disease mice (1x1014 VG/kg) Dy st ro ph in R es to ra tio n (% ) Treated di e mice (1x1014 vg/kg) Treated se mice (1x1014 vg/kg) Treated disea ice (1x1014 vg/k )

Broad Distribution of Dystrophin Positive Cells Across Skeletal, Cardiac, and Respiratory Muscles After PBGENE-DMD Treatment Percentage of cells expressing near-full-length dystrophin protein increases over time after treatment with PBGENE-DMD DMD, Duchenne muscular dystrophy; vg/kg, vector genomes per kilogram. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd Dystrophin Laminin 0 20 40 60 80 (1e14 VG/kg) Dy st ro ph in p os iti ve c el ls (% ) 0 15 30 45 60 75 (1e14 VG/kg) Dy st ro ph in p os iti ve c el ls (% ) PBGENE-DMD Disease Model 0 15 30 45 60 (1e14 VG/kg) Dy st ro ph in p os iti ve c el ls (% ) Heart Calf Quadriceps Treated disease mice (1x1014 vg/kg) Treated disease mice (1x1014 vg/kg) Treated disease mice (1x1014 vg/kg) 66

PBGENE-DMD Achieves Therapeutic Dystrophin Restoration in Critical Respiratory Muscles of Early Juvenile DMD Mice DMD, Duchenne muscular dystrophy; vg/kg, vector genomes per kilogram. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd 67 Broad and robust efficacy in early juvenile mice supports potential benefit of earlier intervention of PBGENE-DMD in younger DMD patient population Diaphragm Intercostals Treated disease mice (5x1013 vg/kg) 0 2 4 6 8 10 0 5 10 15 20 25 0 10 20 30 Dy st ro ph in P os iti ve F ib er s (% ) Dy st ro ph in R es to ra tio n (% ) Dy st ro ph in R es to ra tio n (% ) Treated disease mice (5x1013 vg/kg) Treated disease mice (5x1013 vg/kg) Dystrophin protein restoration in early juvenile mice was up to 2.5-12X higher in skeletal and respiratory muscle compared to late juvenile mice Dystrophin positive fibers in early juvenile mice were up to 2-3X higher in skeletal and respiratory muscle compared to late juvenile mice

PBGENE-DMD Significantly Improved Muscle Function and Demonstrated Long-Term Durability Force was measured in the calf across multiple stimulation frequencies. Averaged force normalized to body weight is shown. Statistically significant (p<0.001) increases in force were observed in both doses of PBGENE-DMD compared with untreated diseased animals at both time points. BW, body weight; DMD, Duchenne muscular dystrophy. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd 68 0% 50% 100% 150% 200% No rm al iz ed F or ce /B W to U nt re at ed D is ea se Untreated Diseased Untreated Healthy PBGENE-DMD (3x1013 vg/kg) PBGENE-DMD (1x1014 vg/kg) Improved muscle function observed from 3 to 6 months Durable functional improvements maintained out to 9 months Benefit consistent across both experimental dose levels

PBGENE-DMD Demonstrated as Good as or Better Transduction in Nonhuman Primates Compared To Mice Suggesting Good Translatability AAV, adeno-associated virus; DMD, Duchenne muscular dystrophy; NHP, non-human primate. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd 69 0 50 100 150 200 250 300 Heart Diaphragm Gastroc Quad AAV Transduction (% of mouse) NHP Mouse Strong Rationale for Go-Forward Dose Advancing in Humans

Nonclinical Data Support the Potential for Safety and Efficacy of the Clinical Dose DMD, Duchenne muscular dystrophy; GLP, good laboratory practice; NHP, non-human primate. 1. Background levels of off-target editing set at 0.2% indels. https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd 70 SAFETY Evaluated in DMD mouse model and NHPs No adverse safety findings observed at the completion of 2 GLP studies conducted in DMD mouse model and healthy nonhuman primates No off-target editing above background levels was observed at human conserved potential off-target sites in the NHP study1 Together these data support potential safety and efficacy of 1x1014 vg/kg PBGENE-DMD EFFICACY Evaluated in humanized DMD mouse model Similar levels of dystrophin protein restoration and functional improvements observed in skeletal muscle of diseased DMD mouse model observed at both 3x1013 and 1x1014 vg/kg Similar levels of dystrophin protein and percent positive myofibers in the heart at both 3x1013 and 1x1014 vg/kg Increases in dystrophin protein restoration and percent positive myofibers in the diaphragm at 1x1014 vg/kg

PBGENE-DMD to be Investigated at Lower or Equal Doses to All Other AAV DMD Programs Approved or in Development

Company	Therapy	Vector	Dose level(s) tested
PRECISION BIOSCIENCES	**PBGENE-DMD[1]**	**AAV9**	**1×10^{14} vg/kg**
SOLID BIOSCIENCES	**SGT-001[2]***	AAV9	**Up to 2×10^{14} vg/kg**
	SGT-003[3]	AAV9-derived	**1×10^{14} vg/kg**
Pfizer	**fordadistrogene movaparvovec (PF-06939926)[4]***	AAV9	**Up to 3×10^{14} vg/kg**
SAREPTA THERAPEUTICS	**delandistrogene moxeparvovec (Elevidys)[5]**	rAAVrh74	**Up to ~1.33×10^{14} vg/kg**
REGENXBIO	**RGX-202[6]**	AAV8	**Up to 2×10^{14} GC/kg**

*Discontinued.

AAV, adeno-associated virus; DMD, Duchenne muscular dystrophy; GC/kg, genome copies per kilogram; vg/kg, viral genomes per kilogram.

1. Precision BioSciences. PBGENE-DMD. NCT07429240. 2. Solid Biosciences. SGT-001. NCT03368742. 3. Solid Biosciences. SGT-003. NCT06138639. 4. Pfizer. Fordadistrogene movaparvovec (PF-06939926). NCT04281485. 5. Sarepta Therapeutics. Delandistrogene moxeparvovec. NCT03375164. 6. RegenXBio. RGX-202. NCT05693142.

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functionDMD

Phase 1/2 Study Endpoints
Clinical Trial Identifier: NCT07429240

Primary Endpoints

- Incidence, severity, and causality of TRAEs and SAEs from dosing through Week 104
- AEs and SAEs that occur or worsen after initiation of the investigational treatment

Secondary Endpoints

Biologic Activity:

Measurement of biologic activity of PBGENE-DMD through dystrophin expression in skeletal muscle biopsies at Weeks 12 and 52

Goal

Demonstrates target engagement and biological proof-of-concept

Exploratory Endpoints

Functional & Developmental Outcomes

- DMO: Stride Velocity 95th Centile
- Bayley Scales of Infant and Toddler Development*, Gross Motor and Fine Motor scores (<3 years of age)
- NSAA total score (≥3 years of age)
- Timed performance tests (≥3 years of age)

*Bayley Scales of Infant and Toddler Development are 4th Edition, Bayley-4.
AE, adverse event; DMD, Duchenne muscular dystrophy; DMO, digital mobility outcome; NSAA, North Star Ambulatory Assessment; SAE, serious adverse event; TRAE, treatment-related adverse event.
Precision BioSciences. FUNCTION-DMD: A Phase 1/2, Open-Label Study of PBGENE-DMD Gene Editing Therapy in Duchenne Muscular Dystrophy (NCT07429240). ClinicalTrials.gov. Updated February 24, 2026. https://clinicaltrials.gov/study/NCT07429240. Accessed February 25, 2026.

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functionDMD | Key Inclusion Criteria



Category	Inclusion Criteria
Age / Sex	Males, 2-7 years of age (inclusive) at time of consent
Diagnosis	Genetically confirmed DMD with mutations in exons 45-55
Motor Ability	Able to complete age-appropriate motor testing assessments • Ages 2-<4: walk ≥10 meters • Ages 4-7: Must walk ≥100 meters • NSAA score: 16–29
Corticosteroid Use	Patients on corticosteroids may be included if they have been on a stable daily regimen for ≥12 weeks (temporary switch allowed before dosing)
Long-Term Follow-Up	Willing to participate in a Long-Term Follow-Up (LTFU) study after completion
Prior Therapies	Patients are eligible to enroll following a ≥6-month washout from non-AAV delivered therapies including exon-skipping treatments

AAV, adeno-associated virus; DMD, Duchenne muscular dystrophy; NSAA, North Star Ambulatory Assessment.
Updated February 24, 2026. https://clinicaltrials.gov/study/NCT07429240. Accessed February 25, 2026.

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Safety as Top Priority:

Immune Modulation Regimen (IMR) strategy ensures monitoring and interventions are optimized to patient safety needs during 2 key safety risk periods

Safety Mitigation: Preventing early and late serious immune complications.

AAV therapies can trigger **2 predictable immune-related safety risk periods.** To keep patients safe, we plan to use a phased immune-modulation:

Early Safety Period	Later Safety Period
Safety Risks: Thrombocytopenia & TMA, Cardiac Toxicity, Hyperinflammatory Syndromes, Gastrointestinal Toxicity, Flu-Like Symptoms	**Safety Risk**: Hepatotoxicity

Eculizumab
Prevents immune-mediated tissue damage by blocking the complement pathway

Steroids
Rapidly control systemic inflammation during acute immune activation

Sirolimus
Provides sustained immune regulation by limiting T-cell–driven responses

Early immune and complement activation can cause blood count changes, cardiac strain, inflammation, and flu-like symptoms.
AAV, adeno-associated virus; TMA, thrombotic microangiopathy.
https://investor.precisionbiosciences.com/events/event-details/precision-biosciences-virtual-investor-event-duchenne-muscular-dystrophy-dmd

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